UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): April 25, 2014

HARTFORD LIFE INSURANCE COMPANY
(Exact name of Registrant as Specified in Its Charter)

CONNECTICUT	001-32293	06-0974148
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 HOPMEADOW STREET, SIMSBURY, CONNECTICUT		06089
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (860) 547-5000
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events
Effective April 1, 2014, Hartford Life and Annuity Insurance Company (“HLAI”), a subsidiary of Hartford Life Insurance Company (the "Company"), terminated its reinsurance agreement with White River Life Reinsurance ("WRR"). As a result, the Company expects to recognize a gain of approximately $215 million resulting from the termination of derivatives associated with the reinsurance transaction. In addition, the Company expects to receive a capital contribution of approximately $1 billion from its ultimate parent, The Hartford Financial Services Group ("The Hartford"), in support of this transaction as the economics related to HLAI's business are no longer reinsured to WRR. This capital contribution will be funded by WRR paying off the $655 surplus note and returning approximately $345 in capital to The Hartford.
Effective March 3, 2014, The Hartford made Hartford Life and Accident Insurance Company ("HLA") the single nationwide underwriting company for its Group Benefits business by capitalizing HLA to support the Group Benefits business and separating it from the legal entities that support The Hartford's Talcott Resolution operating segment. In connection with this effort, HLAI and the Company paid a dividend of $800 million to HLA, and all of the issued and outstanding equity of the Company was distributed from HLA to Hartford Life, Inc.
The Company has revised the Financial Statements and Supplementary Data of its Annual Report on Form 10-K for the fiscal year ended December 31, 2013 ( the "2013 Form 10-K") solely to reflect updates to the subsequent events footnote related to these transactions. No other information in the Company's 2013 Form 10-K has been updated for events or developments that occurred subsequent to the filing of the Company's 2013 Form 10-K with the U.S. Securities and Exchange Commission (the “SEC”). The revised Financial Statements and Supplementary Data are filed as Exhibit 99.01 hereto and are incorporated herein by reference.The information in this Form 8-K, including the exhibits, should be read in conjunction with the Company's 2013 Form 10-K and subsequent SEC filings.
SAFE HARBOR STATEMENT
Some of the statements in this Current Report on Form 8-K may be considered forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. We caution investors that these forward-looking statements are not guarantees of future performance, and actual results may differ materially. Investors should consider the important risks and uncertainties that may cause actual results to differ. These important risks and uncertainties include those discussed in our Quarterly Reports on Form 10-Q, our Annual Report on Form 10-K and the other filings we make with the SEC. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

23.01	Consent of Deloitte & Touche LLP.

99.01	Part II, Item 8. Revised Financial Statements and Supplementary Data as of, and for the year ended December 31, 2013. [1]

101.INS	XBRL Instance Document.

101.SCH	XBRL Taxonomy Extension Schema.

101.CAL	XBRL Taxonomy Extension Calculation Linkbase.

101.DEF	XBRL Taxonomy Extension Definition Linkbase.

101.LAB	XBRL Taxonomy Extension Label Linkbase.

101.PRE	XBRL Taxonomy Extension Presentation Linkbase.

[1]	Financial statements in this exhibit are now the Company's historical financial statements.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 25, 2014	Hartford Life Insurance Company

By:	/s/ Peter F. Sannizzaro
Peter F. Sannizzaro
Title:	Senior Vice President and Principal Accounting Officer